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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)       May 5, 1997
                                                       -------------------------

                               PHOTRAN CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    Minnesota
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                 (State or Other Jurisdiction of Incorporation)

          000-20731                                     41-1697628
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  (Commission File Number)                (I.R.S. Employer Identification No.)

 21875 Grenada Avenue, Lakeville, Minnesota                55044
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  (Address of Principal Executive Offices)               (Zip Code)

                                 (612) 469-4880
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     On May 5 1997, the Registrant announced its results for its 1996 fiscal year and disclosed that it has restated previously reported interim results for the first, second and third quarters of 1996. The Registrant also announced that the Securities and Exchange Commission has commenced a formal investigation of certain financial and accounting irregularities previously identified by the Registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.  The following exhibit is included with this report on Form 8-K pursuant to Item 601 of Regulation S-B:

         (99) Press Release, dated May 5, 1997, including an announcement of 1996 results and the restatement of interim results for the first, second and third quarters of 1996. Also including announcement of formal investigation by Securities and Exchange Commission.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PHOTRAN CORPORATION
                                       (Registrant)


Date:  May 5, 1997            By:  /s/ Paul T. Fink
                                 --------------------------------
                                           Paul T. Fink
                                           Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit 99 Press Release, dated May 5, 1997, including an announcement of 1996 results and the restatement of interim results for the first, second and third quarters of 1996. Also including announcement of formal investigation by Securities and Exchange Commission.


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